Exhibit 32

                                CERTIFICATION OF
                           CHIEF EXECUTIVE OFFICER AND
                             CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying quarterly report on Form 10-QSB of Lifespan Inc. for the quarter ended September 30th, 2007 I certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

     1. the Quarterly Report on Form 10-QSB of Lifespan Inc. for the quarter ended September 30th, 2007 fully complies with the requirements of
          Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. the information contained in the Quarterly Report on Form 10-QSB for the quarter ended September 30th, 2007, fairly presents in all material respects, the financial condition and results of operations of Lifespan Inc.


/s/ Ken Berscht
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By:   Ken Berscht CEO/CFO/Director
Date: March 28th, 2008